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                                                                    EXHIBIT 10.4

                    INNOVATIVE GAMING CORPORATION OF AMERICA
                             INNOVATIVE GAMING, INC.

                           SUBSCRIPTION AGREEMENT AND
                           LETTER OF INVESTMENT INTENT

                     12% SECURED CONVERTIBLE PROMISSORY NOTE
                              AND WARRANT OFFERING


Innovative Gaming, Inc.
4725 Aircenter Circle
Reno, Nevada 89502

                                           hereby subscribes for the purchase of
a) $       principal amount of 12% Secured Convertible Promissory Note (the
"Note"), in the form attached to as Annex A, of Innovative Gaming, Inc., a Nevada corporation, and the Warrant (the "Warrant," and collectively with the "Note," the "Securities") in the form attached hereto as Annex B to purchase Common Stock of Innovative Gaming Corporation of America, a Minnesota corporation and beneficial owner of 100% of IGI's issued and outstanding stock ("IGCA" and collectively with IGI, the "Company") upon the terms and conditions set forth below. The undersigned acknowledges that this subscription is contingent upon acceptance in whole or in part by the Company.

         (1) Payment of Purchase Price; Delivery of Note and Warrant. The undersigned subscriber will pay the purchase price in full to the order of Innovative Gaming, Inc. and deliver a complete and manually signed copy of this Subscription Agreement with such payment to the Company. THE UNDERSIGNED WILL SEND 1) A COMPLETED AND EXECUTED SUBSCRIPTION AGREEMENT AND 2) WIRE PURSUANT TO THE INSTRUCTIONS INDICATED BELOW OR ENCLOSE A CHECK IN THE AMOUNT OF YOUR SUBSCRIPTION, MADE PAYABLE TO "INNOVATIVE GAMING, INC" TO THE ATTENTION OF SCOTT
H. SHACKELTON, CHIEF FINANCIAL OFFICER, INNOVATIVE GAMING CORPORATION OF AMERICA, 4725 AIRCENTER CIRCLE, RENO, NEVADA 89502. THE WIRE INSTRUCTIONS FOR YOUR SUBSCRIPTION ARE AS FOLLOWS:

                          WELLS FARGO BANK
                          RENO COMMERCIAL BANKING OFFICE
                          RENO, NEVADA 89502

                          ABA ROUTING:   121 000 248
                          ACCOUNT NUMBER:    443 561 1090
                          ACCOUNT NAME:  INNOVATIVE GAMING, INC.

         Upon acceptance of this Subscription Agreement by the Company, a Note and a Warrant will be registered in the name or names, and will be delivered by certified mail to the address, specified on page 7 hereof.




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         (2)      Representations of the Investor. In connection with, and in consideration of, the sale of the Securities to the undersigned, the undersigned hereby represents and warrants to the Company that the undersigned:

         A. Has been given access to full and complete information regarding the Company (including the opportunity to meet with Company officers and review all documents as the undersigned may have requested in writing); has utilized such access to the undersigned's satisfaction for the purpose of obtaining information in addition to, or verifying information included in IGCA's filings with the Securities and Exchange Commission, including but not limited to, the Company's Form 10-K for the Fiscal Year ended December 31, 1998 and the Company's Form 10-Q for the first quarter ended March 31, 1999 ("SEC Filings") thereto; and has been given reasonable opportunity to ask questions of, and receiving answers from, such representatives of the Company concerning the terms and conditions of the offering of the Securities.

         B. Realizes that, notwithstanding the fact that the Note is secured, a purchase of the Securities represents a speculative investment involving a high degree of risk, including, but not limited to, the reasons described in the SEC Filings.

         C. Understands that the Note is not convertible into IGCA's Common Stock until one (1) year after the date of issuance.

         D. Understands that the Warrant is not exercisable into IGCA's Common Stock until the earlier of (i) Ninety (90) days from the date of issuance, or (ii) registration of the Warrant Shares with the Securities and Exchange Commission.

         E. Understands that the Shares of Common Stock of IGCA issuable upon conversion of the Note or exercise of the Warrant may only be sold pursuant to a registration statement relating to such securities or pursuant to an exemption from registration.

         F. Can bear the economic risk of an investment in the Note, can afford to sustain a complete loss of such investment, has no need for liquidity in connection with an investment in the Securities, and can afford to hold the Securities indefinitely.

         G. Realizes that there will be no market for the Securities, that there are significant restrictions on the transferability of the Securities and that for these and other reasons, the undersigned may not be able to liquidate an investment in the Securities for an indefinite period until the undersigned can convert such security.

         H. Realizes that the Securities have not been, and will not be, registered for sale under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws (the "State Laws") and may be sold only pursuant to registration under the Act and State Laws, or an opinion of counsel satisfactory to counsel for the Company that such registration is not required.



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         I.       Believes that the investment in the Securities is suitable for the undersigned based upon the undersigned's investment objectives and financial needs, and the undersigned has adequate means to provide for the undersigned's current financial needs and personal/business contingencies and has no need for liquidity of investment with respect to the Securities.

         J. Is experienced and knowledgeable in financial and business matters, capable of evaluating the merits and risks of investing in the Securities, and does not need or desire the assistance of a knowledgeable representative to aid in the evaluation of such risks (or, in the alternative, has a knowledgeable representative who such investor intends to use in connection with a decision as to whether to purchase the Securities and who together with such investor has such knowledge and experience in financial and business matters that they are together capable of evaluating the merits and risks of investing in the Securities).

         (3) Investment Intent. The undersigned has been advised that the Securities have not been registered under the Act or the relevant State Laws but are being offered, and will be offered and sold, pursuant to exemptions from the Act and State Laws, and that the Company's reliance upon such exemptions is predicated in part on the undersigned's representations contained herein. The undersigned represents and warrants that the Securities are being purchased for the undersigned's own account and for long term investment and without the intention of reselling or redistributing the Securities, that the undersigned has made no agreement with others regarding any of the Securities, and that the undersigned's financial condition is such that it is not likely that it will be necessary for the undersigned to dispose of any of the Securities in the foreseeable future. The undersigned is aware that (i) in the view of the Securities and Exchange Commission (the "SEC"), a purchase of securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the liquidation or settlement of any loan obtained for the acquisition of any of the Securities and for which the Securities were or may be pledged as security would represent an intent inconsistent with the investment representations set forth above and (ii) the transferability of the Securities is restricted.

         The undersigned understands that the Note will contain the following legend:

                  "Neither this note nor the shares of common stock issuable upon conversion hereunder have been registered under the securities act of 1933 or under the securities laws of any state or other jurisdiction (together, the "securities laws") and may not be offered for sale, sold or otherwise transferred or encumbered in the absence of compliance with such securities laws and until the company (as defined herein) thereof shall have received an opinion from counsel acceptable to it that the proposed disposition will not violate any applicable securities laws. This Note is non-negotiable and non-transferable and no interest shall be paid except to the payee named herein except as otherwise noted herein. This Note is secured pursuant to the terms of the security agreement of even date hereof."


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         The undersigned further represents and agrees that if, contrary to the undersigned's foregoing intentions, the undersigned should later desire to dispose of or transfer any of the Securities in any manner, the undersigned shall not do so without first obtaining (i) an opinion of counsel satisfactory to the Company that such proposed disposition or transfer may be made lawfully without the registration of such Securities pursuant to the Act and applicable State Laws, or (ii) registration of such Securities (it being expressly understood that the Company shall not have any obligation to register such Securities except as specifically set forth herein).

         (4) Residence. The undersigned represents and warrants that the undersigned is a bona fide resident of (or, if an entity, is organized or incorporated under the laws of, and is domiciled in) the State of and that the Securities are being purchased by the undersigned in the undersigned's name solely for the undersigned's own beneficial interest and not as nominee for, on behalf of, for the beneficial interest transfer to, any other person, trust, or organization (except as specifically set forth in paragraph (9) of this Agreement).

         PARAGRAPH (5) IS REQUIRED IN CONNECTION WITH THE EXEMPTIONS FROM THE ACT AND STATE LAWS BEING RELIED ON BY THE COMPANY WITH RESPECT TO THE OFFER AND SALE OF THE SECURITIES. ALL OF SUCH INFORMATION WILL BE KEPT CONFIDENTIAL AND WILL BE REVIEWED ONLY BY THE COMPANY AND ITS COUNSEL. The undersigned agrees to furnish any additional information which the Company or its legal counsel deem necessary in order to verify the responses set forth below.

         (5) Accredited Status. The undersigned represents and warrants as follows (check all that apply):

                          A.       The undersigned is an individual with a net
         ------ worth, or a joint net worth together with his or her spouse, in excess of $1,000,000. (In calculating net worth, you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property minus debt secured by such property.)

                          B.       The undersigned is an individual (not a
         ------ partnership, corporation, etc.) with income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year.

                          C.       The undersigned is an individual (not a
         ------ partnership, corporation, etc.) who, with his or her spouse, had joint income in excess of $300,000 in each of the prior two years and reasonably expects joint income in excess of $300,000 in the current year.

                          D.       The undersigned, if other than an individual,
         ------ is an entity all of whose equity owners meet one of the tests set forth in (a) through (d) above (if relying on this category alone, each equity owner must complete a separate copy of this Agreement).


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                          E.       The undersigned is an entity, and is an
         ------ "Accredited Investor" as defined in Rule 501(a) of Regulation D under the Act.

         (6) Entities. If the undersigned is not an individual but an entity, the individual signing on behalf of such entity and the entity jointly and severally agree and certify that:

                A. The undersigned was not organized for the specific purpose of acquiring the Securities; and

                B. This Agreement has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

         (7) Legal Age. If the undersigned is an individual, the undersigned is of legal age.

         (8)    Miscellaneous.

         A.     Manner in which title is to be held: (check one):

                _____    Individual Ownership
                _____    Joint Tenants with Right of Survivorship*
                _____    Partnership*
                _____    Tenants in Common*
                _____    Corporation
                _____    Trust
                _____    Other (describe):
                                          --------------------------------------
                *  Multiple signatures required.

         B. The undersigned agrees that the undersigned understands the meaning and legal consequences of the agreements, representations and warranties contained herein, agrees that such agreements, representations and warranties shall survive and remain in full force and effect after the execution hereof and payment for the Securities, and further agrees to indemnify and hold harmless the Company, each current and future officer, director, employee, agent and shareholder from and against any and all loss, damage or liability due to, or arising out of, a breach of any agreement, representation or warranty of the undersigned contained herein.

         C. This Agreement shall be construed and interpreted in accordance with Nevada law without regard to conflict of law provisions.

         D. The undersigned agrees to furnish to the Company, upon request, such additional information as may be deemed necessary to determine the undersigned's suitability as an investor.



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INDIVIDUAL SUBSCRIBERS:                                      ENTITY SUBSCRIBERS:
(including joint tenants and tenants in common)

x                                            x
 ---------------------------------            ---------------------------------
 Signature                                    Signature


----------------------------------           -----------------------------------
Name (typed or printed)                      -----------------------------------
                                             Name (typed or printed)

----------------------------------------
----------------------------------------     -----------------------------------
Address, city, state and zip code            Name of entity


----------------------------------------     -----------------------------------
Social security number                       -----------------------------------
                                             -----------------------------------
                                             Address,city, state and zip code

----------------------------------------
Business telephone number

                                             -----------------------------------
                                             Tax identification number

----------------------------------------
Fax number

                                             -----------------------------------
                                             Telephone number
x
 ---------------------------------------
  Signature (If more than one individual
    subscriber)


----------------------------------------
Name (typed or printed)
                                             -----------------------------------
                                             Date signed


----------------------------------------
----------------------------------------
Address, city, state and zip code


----------------------------------------
Social security number


----------------------------------------
Date signed







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                                   ACCEPTANCE


         This Subscription Agreement and Letter of Investment Intent is accepted as of this ____ day of _________, 1999.


                                      INNOVATIVE GAMING, INC.


                                      By:
                                           -------------------------------------
                                      Its:
                                           -------------------------------------



















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